UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 5, 2006
ADVENTRX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15803	84-1318182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6725 Mesa Ridge Road, Suite 100
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 552-0866
(Company’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On June 5, 2006 the Company announced that it had presented median survival and an update of tumor response, time to tumor progression and safety data from its Phase II multi-center CoFactor™ clinical trial at the 42nd American Society of Clinical Oncology (ASCO) Annual Meeting.
     The press release issued by the Company on June 5, 2006 with respect to this matter is included with this report as an exhibit.
Item 9.01. Financial Statements and Exhibits.
(d)	The exhibit list required by this item is incorporated by reference to the Exhibit Index filed as part of this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
  ADVENTRX Pharmaceuticals, Inc.

By:	/s/ Evan M. Levine
	Name:	Evan M. Levine
	Title:	President & Chief Executive Officer June 5, 2006

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of the Company dated June 5, 2006 re. Presentation of Positive Phase II CoFactor Results at ASCO Conference